Exhibit 10.18

BTIG, LLC

65 E. 55th Street

New York, New York, 10022

March 22, 2023

KludeIn I Acquisition Corp.

1096 Keeler Avenue

Berkeley, California 94708

Attn: Narayan Ramachandran, Chief Executive Officer

Re: Amendment to Underwriting Agreement

Ladies and Gentlemen:

Reference is hereby made to that certain Underwriting Agreement, dated as of January 6, 2021 (the “Underwriting Agreement”), by and between KludeIn I Acquisition Corp., a Delaware corporation (the “Company”), and BTIG, LLC, as representative of the several underwriters thereunder (the “Representative”). Capitalized terms used but not defined in this letter agreement (this “Letter Agreement”) shall have the meanings given to such terms in the Underwriting Agreement.

The Company has entered into an Agreement and Plan of Merger, dated as of May 18, 2022 (as amended by Amendment No. 1 to the Agreement and Plan of Merger, dated as of November 3, 2022, Amendment No. 2 to the Agreement and Plan of Merger, dated as of December 23, 2022, and Amendment No. 3 to the Agreement and Plan of Merger, dated as of January 17, 2023, the “Merger Agreement”), by and among the Company, Near Intelligence Holdings Inc., a Delaware corporation (“Near”), Paas Merger Sub 1 Inc., a Delaware corporation and wholly owned subsidiary of the Company, and Paas Merger Sub 2 LLC, a Delaware limited liability company and wholly owned subsidiary of the Company, pursuant to which Merger Agreement, upon the terms and subject to the conditions thereof, among other matters, upon the consummation of the transactions contemplated thereby, the Company will consummate its initial business combination with Near (the “Near Transaction”).

In contemplation of the Near Transaction, the Company and the Representative hereby agree to as follows, effective and conditioned upon the consummation of the Near Transaction.

NOW, THEREFORE, in consideration of the agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, on one hand, and the Representative, on the other hand, hereby agree as follows:

1.	Deferred Compensation Shares.

(a) Notwithstanding Section 1.3 or any other term or provision of the Underwriting Agreement, the Representative hereby agrees to accept, in lieu of the cash Deferred Underwriting Commission payable to it pursuant to the Underwriting Agreement, the number of shares (the “Deferred Compensation Shares”) of the Company’s common stock, par value $0.0001 (the “Common Stock”) equal to the greater of (i) 301,875 shares of Common Stock and (ii) the quotient obtained by dividing (x) $3,018,750 by (y) the VWAP of the Common Stock over the five trading days immediately preceding the date of the initial filing of the Registration Statement covering the resale of the Deferred Compensation Shares, as described below, provided that clause (y) shall not be less than $2.06. The Deferred Compensation Shares shall be issuable as described below.

(b) The Company shall deliver the Deferred Compensation Shares by irrevocable instruction from the Company to its duly appointed transfer agent no later than thirty (30) days following the date of the closing of the Near Transaction (the “Closing”). The Deferred Compensation Shares shall be issued directly to the Representative and I-Bankers Securities, Inc. pursuant to a written instruction letter executed by the Representative and delivered to the Company. The Company hereby represents and warrants that: (i) all Deferred Compensation Shares have been duly authorized and, when issued and delivered in accordance with the terms of this Letter Agreement, shall be validly issued, fully paid and non-assessable and free and clear of all liens, encumbrances and other restrictions on the pledge, sale or other transfer of such Deferred Compensation Shares (other than any restrictions that may arise due to applicable securities laws), (ii) this Letter Agreement has been duly and validly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, fraudulent conveyance and other similar laws and principles of equity affecting creditors’ rights and remedies generally, (iii) neither the execution and delivery of this Letter Agreement by the Company nor the performance by the Company of its obligations hereunder will violate or conflict with any law or order or agreement to which the Company is party, and (iv) no consent, approval or authorization of, or notice to, any person or governmental authority is required in connection with the execution and delivery of the Company of this Letter Agreement or the consummation of the transactions contemplated by this Letter Agreement.

2.	Registration Rights.

(a) The Company agrees that, within thirty (30) calendar days after the Closing (the “Filing Deadline”), the Company shall file with the Commission (at the Company’s sole cost and expense) a registration statement registering the resale of the Deferred Compensation Shares (the “Registration Statement”), and the Company shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof. The Company agrees that the Company will cause such Registration Statement or another registration statement (which may be a “shelf” registration statement) to remain effective with respect to the Deferred Compensation Shares until the earlier of (i) two years from the issuance of the Deferred Compensation Shares, (ii) the date on which the Representative ceases to hold the Deferred Compensation Shares covered by such Registration Statement, or (iii) on the first date on which the Representative can sell all of its Deferred Compensation Shares (or shares received in exchange therefor) under Rule 144 (“Rule 144”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”), without limitation as to the manner of sale or the amount of such securities that may be sold. The Representative agrees to disclose its beneficial ownership, as determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of the Deferred Compensation Shares to the Company (or its successor) upon request to assist the Company in making the determination described above. The Company’s obligations to include the Deferred Compensation Shares in the Registration Statement are contingent upon the Representative furnishing in writing to the Company such information regarding the Representative, the securities of the Company held by the Representative and the intended method of disposition of the Deferred Compensation Shares as shall be reasonably requested by the Company to effect the registration of the Deferred Compensation Shares, and shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling stockholder in similar situations. If the Commission prevents the Company from including any or all of the Deferred Compensation Shares proposed to be registered for resale under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Company’s securities by the applicable stockholders or otherwise, (i) such Registration Statement shall register for resale such number of Company securities which is equal to the maximum number of Company securities as is permitted by the Commission and (ii) the number of Company securities to be registered for each selling stockholder named in the Registration Statement shall be reduced pro rata among all such selling stockholders and as promptly as practicable after being permitted to register additional Deferred Compensation Shares under Rule 415 under the Securities Act, the Company shall file a new Registration Statement to register such Deferred Compensation Shares not included in the initial Registration Statement and cause such Registration Statement to become effective as promptly as practicable consistent with the terms of this Section 2. The Company shall provide a draft of the Registration Statement to the Representative for review reasonably in advance of filing the Registration Statement. In no event shall the Representative be identified as a statutory underwriter in the Registration Statement unless requested by the Commission; provided, that if the Commission requests that the Representative be identified as a statutory underwriter in the Registration Statement, the Representative shall have an opportunity to withdraw from the Registration Statement. For purposes of clarification, any failure by the Company to file the Registration Statement by the Filing Deadline shall not otherwise relieve the Company of its obligations to file the Registration Statement or effect the registration of the Deferred Compensation Shares set forth in this Section 2. For as long as the Representative holds the Deferred Compensation Shares issued pursuant to this Letter Agreement, the Company shall (A) make and keep public information available, as those terms are understood and defined in Rule 144, (B) file in a timely manner all reports and other documents with the Commission required under the Exchange Act, as long as the Company remains subject to such requirements, and (C) provide all customary and reasonable cooperation necessary, in each case, to enable the Representative to resell the Deferred Compensation Shares pursuant to the Registration Statement or Rule 144 (when Rule 144 becomes available to the Representative), as applicable.

(b) The Company shall, at its sole expense, advise the Representative within five (5) business days: (i) when a Registration Statement or any amendment thereto has been filed with the SEC and when a Registration Statement or any post-effective amendment thereto has become effective; (ii) after it shall have received notice or obtained knowledge thereof, of the issuance by the SEC of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Deferred Compensation Shares included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and (iv) subject to the provisions in this Letter Agreement, of the occurrence of any event that requires the making of any changes in any Registration Statement or prospectus so that, as of such date, the statements therein do not include any untrue statements of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading. Upon the occurrence of any event contemplated in the foregoing clause (iv), except for such times as the Company is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of a Registration Statement, the Company shall use its commercially reasonable efforts to as soon as reasonably practicable prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Deferred Compensation Shares included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c) The Company may delay filing or suspend the use of any such registration statement if it determines that in order for the registration statement to not contain a material misstatement or omission, an amendment thereto would be needed, or if such filing or use could materially affect a bona fide business or financing transaction of the Company or would require premature disclosure of information that could materially adversely affect the Company (each such circumstance, a “Suspension Event”); provided, that the Company may not delay or suspend the Registration Statement on more than two (2) occasions or for more than ninety (90) consecutive calendar days, or more than one hundred fifty (150) total calendar days, in each case during any twelve (12)-month period. Upon receipt of any written notice from the Company of the happening of any Suspension Event during the period that the Registration Statement is effective or if as a result of a Suspension Event the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, the Representative agrees that it shall (i) immediately discontinue offers and sales of the Deferred Compensation Shares under the Registration Statement until the Representative receives (A) (x) copies of a supplemental or amended prospectus that corrects the misstatement(s) or omission(s) referred to above and (y) notice that any post-effective amendment has become effective or (B) notice from the Company that it may resume such offers and sales, and (ii) maintain the confidentiality of any information included in such written notice delivered by the Company unless otherwise required by applicable law. If so directed by the Company, the Representative shall deliver to the Company or destroy all copies of the prospectus covering the Deferred Compensation Shares in the Representative’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Deferred Compensation Shares shall not apply to (i) the extent the Representative is required to retain a copy of such prospectus (A) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (B) in accordance with a bona fide pre-existing document retention policy or (ii) copies stored electronically on archival servers as a result of automatic data back-up.

(d) Notwithstanding the registration obligations set forth herein, in the event the Company has registered Deferred Compensation Shares pursuant to this Letter Agreement and has registered securities of the Company pursuant to that certain Amended and Restated Registration Rights Agreement, dated as of the date of the closing of the Near Transaction, by and among the Company and the other parties thereto (the “A&R Registration Statement”), and the Company or the underwriter determines that the number of securities requested to be included in such registration exceeds the number of securities which can be sold in such offering without being likely to have a material adverse effect on the Company or the offering of securities as then contemplated (including a material adverse effect on the price at which it is proposed to sell the securities), then the number of securities that may be registered in such registration shall be allocated first, to the holders of the registrable securities party to the A&R Registration Rights Agreement, allocated in accordance with the terms thereof, (ii) second, to the holders of the Deferred Compensation Shares included in such registration, and (iii) third, to any securities being sold for the account of the Company or by any other stockholders the Company may determine to allow to participate in a registration. If, as a result of this Section 2(d), all of the Deferred Compensation Shares have not been registered in the registration referred to in this Section 2(d), then the Company shall file an additional registration statement pursuant to Section 2(a) to register any remaining Deferred Compensation Shares (to the extent that the Deferred Compensation Shares are not able to be sold under Rule 144 at the time of the registration referred to in this Section 2(d)).

(e) From and after the Closing, the Company agrees to indemnify and hold the Representative, each person, if any, who controls the Representative within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of the Representative within the meaning of Rule 405 under the Securities Act, and each broker, placement agent or sales agent to or through which the Representative effects or executes the resale of any Deferred Compensation Shares (collectively, the “Representative Indemnified Parties”), harmless against any and all losses, claims, damages and liabilities (including any out-of-pocket legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (collectively, “Losses”) incurred by Representative Indemnified Parties directly that are (i) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any other registration statement which covers the Deferred Compensation Shares (including, in each case, the prospectus contained therein) or any amendment thereof (including the prospectus contained therein) or (ii) caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made), not misleading, except, in the cases of both (i) and (ii), to the extent insofar as the same are caused by or contained in any information or affidavit so furnished in writing to the Company by the Representative for use therein. Notwithstanding the forgoing, the Company’s indemnification obligations shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the prior written consent of the Company (which consent shall not be unreasonably withheld, delayed or conditioned).

(f) From and after the Closing, the Representative agrees to, severally and not jointly with any other selling stockholders using the applicable registration statement, indemnify and hold the Company, and the officers, employees, directors, partners, members, attorneys and agents of the Company, each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of the Company within the meaning of Rule 405 under the Securities Act (collectively, the “Company Indemnified Parties”), harmless against any and all Losses incurred by the Company Indemnified Parties directly that are caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any other registration statement which covers the Deferred Compensation Shares (including, in each case, the prospectus contained therein) or any amendment thereof (including the prospectus contained therein) or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made), not misleading, to the extent insofar as the same are caused by or contained in any information or affidavit so furnished in writing to the Company by the Representative expressly for use therein. In no event shall the liability of the Representative hereunder be greater in amount than the dollar amount of the net proceeds received by the Representative upon the sale of the Deferred Compensation Shares giving rise to such indemnification obligation. Notwithstanding the forgoing, the Representative’s indemnification obligations shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the prior written consent of the Representative (which consent shall not be unreasonably withheld, delayed or conditioned).

3. Section 3.15 of Underwriting Agreement. The parties acknowledge and agree that, pursuant to Section 3.15 of the Underwriting Agreement, the Company’s management has determined to allocate 50% of the Deferred Underwriting Commission to Cantor Fitzgerald & Co. (or its affiliates) for serving as a financial advisor that has been assisting the Company in consummating the Business Combination. For the avoidance of doubt, except as specifically set forth herein, the Representative shall not be entitled to any further payment, in cash or in kind, in respect of the Deferred Underwriting Commission.

4. Miscellaneous. The terms of this Letter Agreement shall be interpreted, enforced, governed by and construed in a manner consistent with the provisions of the Underwriting Agreement. Except as expressly provided in this Letter Agreement, all of the terms and provisions in the Underwriting Agreement are and shall remain in full force and effect, on the terms and subject to the conditions set forth therein. This Letter Agreement does not constitute, directly or by implication, an amendment, modification or waiver of any provision of the Underwriting Agreement, or any other right, remedy, power or privilege of any party to the Underwriting Agreement, except as expressly set forth herein. Any reference to the Underwriting Agreement in the Underwriting Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Underwriting Agreement, as amended or modified by this Letter Agreement (or as the Underwriting Agreement may be further amended or modified after the date hereof in accordance with the terms thereof). If applicable, the Company shall cause its obligations under this Letter Agreement to be assumed by the ultimate surviving public company of the Near Transaction promptly upon the Closing to the extent that such obligations do not transfer automatically upon such Closing.

[Remainder of page intentionally left blank. Signature page follows.]

Please acknowledge your agreement and acceptance to the foregoing by signing below and returning it to the undersigned at your earliest convenience.

Very truly yours,

BTIG, LLC

		By:	/s/ Brian Endres
		Name:	Brian Endres
		Title:	Chief Financial Officer

Accepted and agreed as of March 22, 2023:

KLUDEIN I ACQUISITION CORP.

By:	/s/ Narayan Ramachandran
Name:	Narayan Ramachandran
Title:	Chairman & CEO

{Signature Page to Amendment to Underwriting Agreement}

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